SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-B

(Exact name of registrant as specified in its charter)


          CALIFORNIA                    333-11095                 36-7196220
(State or Other Jurisdiction   (Commission File          (I.R.S. Employer
 of Incorporation)                           Number)          Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division-9th floor
1 N. State Street, Chicago IL
                                                      60670-0126
                                                                      (Zip Code)



Registrant's telephone number, including area code:      312/407-1902

Item 5.Other Events

       On behalf of Countrywide Home Equity Loan Trust 1997-B, a Trust created pursuant to the Pooling Agreement, dated May 23, 1997, by The
       First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated July 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due June 15, 2022.

       A.   Monthly Report Information:
            Aggregate distribution information for the current distribution date July 15, 1997.

               Principal              Interest     Ending Balance

       Cede & Co $-0-                $1,246,338.49     $162,700,000.00

       B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

       C.   Have any deficiencies occurred?  NO.
               Date:
               Amount:

       D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
               Amount:

       E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

       F.   Item 1:  Legal Proceedings:  NONE

       G.   Item 2:  Changes in Securities:  NONE

       H.   Item 4:  Submission of Matters to a Vote of Security Holders: NONE

       I.   Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:
            NOT APPLICABLE



Item 7.Monthly Statements and Exhibits
       Exhibit No.
       1.   Monthly Statement to Certificateholders dated July 15, 1997





              Statement to Certificateholders (Page 1 of 2)


              Distribution Date:                                     7/15/97

                     INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

              A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS


                     Investor Certificate Interest Distributed
       7.660347
                     Investor Certificate Interest Shortfall Distributed
                     0.000000
                     Remaining Unpaid Investor Certificate Interest Shortfall
                            0.000000

                     Managed Amortization Period ? (Yes=1; No=0)
                     1
                     Investors Certificate Principal Distributed
              0.000000
                       Principal Distribution Amount
0.000000
                          Maximum Principal Payment
38.374609
                          Alternative Principal Payment
       0.000000
                          Principal Collections less Additional Balances
                     -8.410102
                       Investor Loss Amount Distributed to Investors
                     0.000000
                       Accelerated Principal Distribution Amount
              0.000000
                       Credit Enhancement Draw Amount
       0.00

         Total Amount Distributed to Certificateholders (P & I)
                            7.660347

    B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


         Beginning Investor Certificate Balance
       "162,700,000.00 "
        Ending Investor Certificate Balance
       "162,700,000.00 "
          Beginning Invested Amount
"162,700,000.00 "
         Ending Invested Amount
"162,700,000.00 "
         Investor Certificateholder Floating Allocation Percentage
                            98.0000%
        Pool Factor                                     1.0000000
      Liquidation Loss Amount for Liquidated Loans
                     0.00
        Unreimbursed Liquidation Loss Amount
              0.00


       C.     POOL INFORMATION
           Beginning Pool Balance
"166,020,408.16 "
             Ending Pool Balance
"167,388,731.80 "
        Servicer Removals form the Trust (Section 2.06)
                     0.00
       Servicing Fee                                          "69,175.17 "

    D.     INVESTOR CERTIFICATE RATE


         Investor Certificate Rate
5.867500%
          LIBOR Rate                                             5.687500%
         Maximum Rate                                           5.895096%

   E.     DELINQUENCY & REO STATUS


         Delinquent 30-59 days
            No. of Accounts                                    6
            Trust Balances                                      "84,325.00 "
            Delinquent 60-89 days
            No. of Accounts                                    1
            Trust Balances                                      "9,060.00 "
            Delinquent 90+ days
            No. of Accounts                                    0
            Trust Balances                                      0.00
            Delinquent 9+ Months
            No. of Accounts                                    0
            Trust Balances                                      0
                     REO
            No. of Accounts                                    0
            Trust Balances                                      0.00



    Statement to Certificateholders (Page 2 of 2)


              Distribution Date:                              7/15/97

                     "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
          "this 10th day of July, 1997"


                     Countrywide Home Loans Formerly Known as Countrywide Funding Corporation
                            as Servicer

                            _______________________________________


                             Lupe Montero
                             Assistant Vice President











Distribution List:



 Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans



Judy Tan - Morgan Stanley        Richard Marron -Countrywide Home Loans



Dave Walker - Countrywide Home Loans


SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    COUNTRYWIDE HOME EQUITY LOAN TRUST
1997-B



                                    By  _______________________________________
                                       Name:          Barbara Grosse
                                      Title:         Assistant Vice President

Dated: July 31, 1997